--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                   FORM 8-K/A


                                 AMENDMENT NO. 1
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 31, 2005
                            -------------------------

                                 INTERLAND, INC.
              Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Explanatory Note: On September 6, 2005, the registrant filed a Current Report on Form 8-K (the "Initial Form 8-K") reporting the transaction described in Item
1.01. Item 1.01 is repeated in its entirety for ease of reference, with modifications to the cross references to the items in the Initial Form 8-K. This amendment on Form 8-K/A is filed to provide the requisite pro forma financial information, and to correct the exhibit index in Item 9.01 below.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Sale of Assets

     On August 31, 2005, Interland, Inc. ("Interland", or the "Company") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Peer 1 Acquisition Corp. (the "Buyer") and Peer 1 Network Enterprises, Inc. ("Parent"), pursuant to which the Buyer purchased from Interland all of its dedicated web server accounts (collectively, the "Accounts"), leasehold interests pertaining to Interland's three data centers in Atlanta, Georgia, Fremont, California and Miami, Florida (the "Data Centers"), improvements in the Data Centers and equipment, trademarks, domain names, and miscellaneous assets (collectively, the "Assets").

     Beginning in September 2005, the Buyer will assume Interland's obligations under the leases for the Data Centers, the customer contracts for the Accounts, and certain other contracts related to the dedicated server business and the Assets. The description below is qualified in its entirety by reference to the full text of the Asset Purchase Agreement. Copies of the Asset Purchase
Agreement and the Escrow Agreement are incorporated herein by reference and attached hereto as Exhibits 2.1 and 10.1, respectively. The closing took place simultaneously with the execution and delivery of the Asset Purchase Agreement.

     The total purchase price for the Assets is $14.0 million in cash (before working capital adjustment). Of that price, $2.8 million will be held in escrow, pursuant to an Escrow Agreement signed at closing, to secure Interland's indemnification obligations under the Asset Purchase Agreement. The Escrow Agreement will continue for a period of one year after the closing. At the end of that period, if there are no pending indemnification claims, the escrow balance will be released to Interland. Interland will incur approximately $1.4 million to $2.2 million in closing and other transaction-related costs. See Items 2.05 and 2.06 in the Initial Form 8-K for a description of additional non-cash charges related to the transaction. Disposing of the dedicated server assets will allow Interland to realize significant savings, including long term lease obligations associated with the three data center facilities, capital expenditures associated with the ongoing purchase of dedicated servers, multiple bandwidth contract eliminations, and a substantial reduction in the number of employees.

     At the closing the Company and the Buyer also entered into a Colocation Services Agreement, Administrative Services Agreement, Interland Network Services Agreement, Pier 1 Network Services Agreement, Rental Fund Escrow Agreement and Server Support Agreement. These agreements are included as exhibits to the Asset Purchase Agreement, filed as Exhibit 10.1 to the Initial Form 8-K. Under these agreements, the Company agreed to continue to provide certain services to support the Accounts to the extent necessary until the Accounts are successfully migrated to the Buyer's billing and customer relationship management systems, and the Company will receive specified fees from the Buyer for these services at a rate intended to merely reimburse the Company for its costs. The services include employee leasing, access to internal support systems, credit card and other payment processing, collections, back office support, and telephone systems. The number and amount of services provided to the Buyer will vary from month to month, but generally decline over time as the Buyer implements its own systems. Interland expects that the transition period under the agreements will be approximately six months. Under the agreements, the Buyer will provide Interland with access to portions of the Data Centers and certain of the servers located there, and support services for these servers which support Interland's shared hosting products. Interland expects to continue to use these services for a period of at least one year and to pay fees of approximately $150,000 per month to the Buyer for these services. This amount is expected to decline over time as Interland reduces the number of servers subject to the agreement.

     For the quarter ended May 31, 2005, revenue from Interland's dedicated server customers was approximately $8.3 million. Beginning in September 2005, Interland will no longer recognize revenue on the Accounts.

     Statements contained in this Form 8-K/A and in the Initial Form 8-K that are not purely historical are forward-looking statements and are being provided in reliance upon the "safe harbor" provisions of the Private Securities
Litigation Reform Act of 1995. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and similar expressions identify forward-looking statements. These forward-looking statements include but are not limited to statements regarding Interland's expectations of the effects of the sales of the dedicated business and related assets, revenues it will receive for transition services, anticipated costs associated with the sale as described at Items 2.05 and 2.06 in the Initial Form 8-K, and the expected financial impact of the transaction as described at Item 7.01 in the Initial Form 8-K. All forward-looking statements are made as of the date hereof and are based on current management expectations and information available to it as of such date. The Company assumes no obligation to update any forward-looking statement. It is important to note that actual results could differ materially from historical results or those contemplated in the forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, and include risks associated with our target markets. Factors that could cause actual results to differ materially from expected results are identified in the Company's Form 10-K for the year ended August 31, 2004 and Form 10-Q for the quarter ended May 31, 2005, and in the Company's other filings with the Securities and Exchange Commission.


2005 Equity Incentive Plan

     At the Annual Meeting of Shareholders on August 31, 2005, the shareholders of Interland, Inc. approved the 2005 Equity Incentive Plan (the "2005 Plan"). Interland's Compensation Committee has approved a form of Notice of Grant to be issued under the 2005 Plan. The description below is qualified in its entirety by reference to the full text of the documents. Copies of the 2005 Plan and the Notice of Grant are incorporated herein by reference and attached hereto as Exhibits 10.2 and 10.3, respectively.

     Interland desires to (i) attract and retain persons eligible to participate in the 2005 Plan ("Participants"); (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of Interland's other shareholders through compensation that is based on Interland's common stock, and thereby promote the long-term financial interest of Interland and its subsidiaries, including the growth in value of Interland's equity and enhancement of long-term shareholder return.

     The 2005 Plan provides for the grant of stock options,  stock  appreciation
rights,  stock  units,   restricted  stock  and  restricted  stock  unit  awards
(restricted units). The 2005 Plan limits the aggregate number of shares of common stock as to which awards may be granted to 1.2 million shares. The 2005 Plan is administered by the Compensation Committee of the Company's Board of Directors.

     A summary of the material features of the 2005 Plan is set forth in the Company's Definitive Proxy Statement for the 2005 Annual Meeting of Shareholders (the "Proxy Statement"), filed with the Securities and Exchange Commission on August 15, 2005. The summary and the description of the 2005 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2005 Plan, which is filed as Exhibit 10.2 to the Initial Form 8-K.

     The Company is filing as Exhibit 10.3 to the Initial Form 8-K the form of Notice of Grant used and/or to be used by the Company in connection with incentive stock option grants under the 2005 Plan. From time to time, the Company may issue stock options under the 2005 Plan on terms different from those in the form agreement filed herewith.


SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.
          Not applicable.

     (b)  Pro Forma Financial Information.

          Set forth below are the following unaudited pro forma condensed combined financial statements:

          1.   Introduction   to   Condensed   Combined   Pro  Forma   Financial
               Statements.

          2. Pro Forma Condensed Combined Statements of Operations for the Year Ended August 31, 2004 and the Nine Months Ended May 31, 2005.

          3.   Pro Forma Combined Balance Sheet as of May 31, 2005.

          4.   Notes  to  Unaudited  Pro  Forma  Condensed   Combined  Financial
               Statements

                   UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL INFORMATION

INTRODUCTORY NOTE: On August 31, 2005, Interland, Inc. ("Interland", or the "Company") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Peer 1 Acquisition Corp. (the "Buyer") and Peer 1 Network Enterprises, Inc. ("Parent"), pursuant to which the Buyer purchased from Interland all of its dedicated web server accounts (collectively, the "Accounts"), leasehold interests pertaining to Interland's three data centers in Atlanta, Georgia, Fremont, California and Miami, Florida (the "Data Centers"), improvements in the Data Centers and equipment, trademarks, domain names, and miscellaneous assets (collectively, the "Assets").

     Beginning in September 2005, the Buyer will assume Interland's obligations under the leases for the Data Centers, the customer contracts for the Accounts, and certain other contracts related to the dedicated server business and the Assets. The total purchase price for the Assets is $14.0 million in cash, less transaction related costs. Of that price, $2.8 million will be held in escrow, pursuant to an Escrow Agreement signed at closing, to secure Interland's indemnification obligations under the Asset Purchase Agreement.

The following unaudited pro forma combined balance sheet and condensed combined statements of operations reflect the financial position at May 31, 2005, and the results of operations for the year ended August 31, 2004 and the nine months ended May 31, 2005 of Interland, Inc. (the "Registrant") as if the disposition of the assets on August 31, 2005 had occurred on May 31, 2005 for balance sheet purposes and September 1, 2003 for statement of operations purposes.

The unaudited pro forma combined balance sheet and condensed combined statements of operations do not purport to represent the Registrant's financial position or results of operations had the transactions actually occurred on May 31, 2005 or September 1, 2003, respectively, or to project the Registrant's consolidated results of operations for any future periods.

The pro forma adjustments are based upon available information. These adjustments are directly attributable to the transaction referred to above, and are expected to have a continuing impact on the Registrant's business, results of operations and financial position. The following unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Registrant, which are included in its Form 10-K for the year ended August 31, 2004 and its Form 10-Q for the nine months ended May 31, 2005.

INTERLAND, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2004
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                                                             PRO FORMA
                                                                         HISTORICAL        ADJUSTMENTS        COMBINED
                                                                      ---------------------------------------------------
Revenues                                                                 $ 102,745       $ (35,723)(d)        67,022

Operating costs and expenses:
   Network operating costs, exclusive of depreciation shown below           28,254         (15,490)(e)        12,764
   Sales and marketing, exclusive of depreciation shown below               19,948          (6,172)(f)        13,776
   Technical support, exclusive of depreciation shown below                 17,965          (2,976)(f)        14,989
   General and administrative, exclusive of depreciation shown below        30,835          (3,598)(f)        27,237
   Bad debt expense                                                          3,690            (893)(g)         2,797
   Depreciation and amortization                                            30,650         (22,617)(h)         8,033
   Restructuring costs                                                         756               -               756
   Goodwill impairment                                                      66,587               -            66,587
   Asset impairment                                                          7,009               -             7,009
   Other expense (income), net                                                (192)              -              (192)
                                                                      ---------------------------------------------------
   Total operating costs and expenses                                      205,502         (51,746)          153,756
                                                                      ---------------------------------------------------
Operating loss                                                            (102,757)         16,023           (86,734)
Interest income (expense), net                                                (202)              -              (202)
                                                                      ---------------------------------------------------
Loss from continuing operations before income taxes                       (102,959)         16,023           (86,936)
Income tax benefit (expense)                                                     -               -                 -
                                                                      ---------------------------------------------------
Net loss from continuing operations                                       (102,959)         16,023           (86,936)
Net Income/(loss) per share, basic and diluted:
   Continuing operations                                                 $   (6.40)              -          $  (5.40)

Number of shares used in per share calculation:
     Basic and diluted                                                      16,096                            16,096

         The accompanying notes are an integral part of these pro forma condensed combined financial statements.

INTERLAND, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED MAY 31, 2005
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                                                                       PRO FORMA
                                                                                 HISTORICAL         ADJUSTMENTS         COMBINED
                                                                             -------------------------------------------------------
Revenues                                                                       $   67,991        $  (25,328)(d)      $   42,663

Operating costs and expenses:
   Network operating costs, exclusive of depreciation shown below                  17,261            (8,927)(e)           8,334
   Sales and marketing, exclusive of depreciation shown below                      14,035            (4,194)(f)           9,841
   Technical support, exclusive of depreciation shown below                        10,472            (1,767)(f)           8,705
   General and administrative, exclusive of depreciation shown below               22,509            (2,679)(f)          19,830
   Bad debt expense                                                                 1,440              (633)(g)             807
   Depreciation and amortization                                                   16,870           (12,344)(h)           4,526
   Restructuring costs                                                              1,666                 -               1,666
   (Gain) loss on sale of accounts                                                 (1,915)                -              (1,915)
   Other expense (income), net                                                        (37)                -                 (37)
                                                                             -------------------------------------------------------
   Total operating costs and expenses                                              82,301           (30,545)             51,756
                                                                             -------------------------------------------------------
Operating income (loss)                                                           (14,310)            5,217              (9,093)
Interest income (expense), net                                                        255                 -                 255
                                                                             -------------------------------------------------------
Loss from continuing operations before income taxes                               (14,055)            5,217              (8,838)
Income tax benefit (expense)                                                            -                 -                   -
                                                                             -------------------------------------------------------
Net loss from continuing operations                                               (14,055)            5,217              (8,838)

Net Income/(loss) per share, basic and diluted:
   Continuing operations                                                       $    (0.88)                -          $    (0.55)

Number of shares used in per share calculation:
     Basic and diluted                                                             16,024                                16,024


            The accompanying notes are an integral part of these pro
                 forma condensed combined financial statements.

INTERLAND, INC.
PRO FORMA COMBINED BALANCE SHEET
AS OF MAY 31, 2005
(IN THOUSANDS)
(UNAUDITED)

                                                                                              PRO FORMA
                                                        HISTORICAL           ADJUSTMENTS        COMBINED
                                                     ----------------------------------------------------
Assets
   Current assets
     Cash and cash equivalents                         $   23,967        $  10,300 (a)       $  34,267
     Trade receivables                                      2,523             (727)(b)           1,796
     Other receivables                                        420            2,800 (a)           3,220
     Other current assets                                   2,734             (723)(b)           2,011
     Restricted investments                                   258              -                   258
                                                     ----------------------------------------------------
   Total current assets                                    29,902           11,650              41,552

     Restricted investments                                 9,524                -               9,524
     Securities, held-to-maturity                              50                -                  50
     Property plant and equipment, net                     19,887          (14,470)(b)           5,417
     Intangibles, net                                       5,811           (2,094)(b)           3,717
     Other assets                                           3,184             (100)(b)           3,084
                                                     ----------------------------------------------------
Total assets                                           $   68,358        $  (5,014)          $  63,344
                                                     ====================================================
Liabilities and shareholders' equity
   Current liabilities
     Accounts payable                                  $    3,369        $       -           $   3,369
     Accrued expenses                                      12,660             (829)(b)          11,831
     Accrued restructuring charges                          4,118                -               4,118
     Current portion of long-term debt
        and capital lease obligations                         847                -                 847
     Deferred revenue                                       6,847           (1,952)(b)           4,895
                                                     ----------------------------------------------------
   Total current liabilities                               27,841           (2,781)             25,060

     Long-term debt and capital lease obligations           2,751                -               2,751
     Deferred revenue, long-term                              227                -                 227
     Other liabilities                                      1,993                -               1,993
                                                     ----------------------------------------------------
Total liabilities                                          32,812           (2,781)             30,031
                                                     ----------------------------------------------------

Commitments and contingencies (Notes 21 & 22)                   -                                    -

Shareholders' equity
     Common stock, $.01 par value, authorized
       21 million shares, issued and outstanding
       16.2 and 16.1 million shares, respectively             162                -                 162
     Additional capital                                   322,450                -             322,450
     Warrants                                               3,284                -               3,284
     Note receivable from shareholder                        (735)               -                (735)
     Accumulated deficit                                 (289,615)          (2,233)(c)        (291,848)
                                                     ----------------------------------------------------
Total shareholders' equity                                 35,546           (2,233)             33,313
                                                     ----------------------------------------------------
Total liabilities and shareholders' equity             $   68,358        $  (5,014)          $  63,344
                                                     ====================================================

              The accompanying notes are an integral part of these
               pro forma condensed combined financial statements.

    NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The unaudited pro forma condensed combined financial statements as of and for the nine months ended May 31, 2005, and for the year ended August 31, 2004 give effect to the following adjustments related to the sale of assets transaction:

(a)  Net proceeds from the sale of assets on a $14.0 million sales price             (in thousands)
                                                                                     ---------------
     Cash Payment at closing                                                                 11,200
     Transaction related costs (legal & commissions)                                           (900)
                                                                                     ---------------
     Net cash proceeds                                                                       10,300
     Cash held in escrow                                                                      2,800
                                                                                     ---------------
     NET PROCEEDS FROM SALE OF TRANSACTION                                                   13,100
                                                                                     ---------------

(b)  Ending balance  adjustments  of assets and  liabilites  related to the sold assets:
     Trade receivables                                                                         (727)
     Other current assets (deposits and prepaid assets)                                        (723)
     Computer & software equipment sold, net                                                (14,470)
     Intangible assets, net                                                                  (2,094)
     Other                                                                                     (100)
     Accrued expenses assigned to buyer                                                         829
     Deferred revenues of dedicated customers                                                 1,952
                                                                                     ---------------
     NET ADJUSTMENTS FROM SALE OF TRANSACTION                                               (15,333)
                                                                                     ===============
(c)  NET LOSS FROM SALE OF DEDICATED ASSETS                                                  (2,233)
                                                                                     ===============

(d) Adjusted revenues are calculated based on revenue associated with identified customers transferring to the buyer as stated in the purchase agreement. These revenues are reported for the nine months ended May 31, 2005 and for the year ended August 31, 2004.

(e) Network operating adjustments are costs identified as transferring to the buyer as stated in the purchase agreement. These costs are reported for the nine months ended May 31, 2005. The percentage of these identified costs to total costs was then used to calculate the adjustment for the year ended August 31, 2004.

     There is also an estimate of the server support costs and colocation fees the buyer will charge the Company on a monthly basis. The pro forma condensed combined statements of operations for the nine months ended May 31, 2005 and year ended August 31, 2004 include an estimate of 2,200 servers at $25/month for server support costs and $9/SqFt for 9,000 square feet of occupied space for the remaining equipment.

(f) Sales & marketing, technical support and general and administrative adjustments are costs identified as transferring to the buyer as stated in the purchase agreement. These costs are reported for the nine months ended May 31, 2005 and the percentage of of these identified costs to total costs was then used to calculate the year ended August 31, 2004.

(g) The bad debt adjustment is based on the Company's historical experience and is estimated at 2.5% of adjusted revenues.

(h) Depreciation expense adjustment represents the estimated depreciation of the servers, DC equipment and other identified fixed assets being transferred to the buyer as per the purchase agreement for the nine months ended May 31, 2005 and year ended August 31, 2004.

     Amortization   expense   adjustment  was  calculated   based  on  identfied
     intangible assets transferring to the buyer. These costs are reported for the nine months ended May 31, 2005 and for the year ended August 31, 2004.

     (c)  Exhibits.


         Exhibit Number             Description

               2.1(1)* Asset Purchase Agreement dated as of August 31, 2005 by and between Peer 1 Acquisition Corporation and Interland, Inc.

               10.1* Escrow Agreement dated as of August 31, 2005 by and between Interland, Inc., Peer 1 Acquisition Corporation and SunTrust Bank

               10.2*          Interland, Inc. 2005 Equity Incentive Plan

               10.3* Form of Notice of Grant to be issued under the 2005 Equity Incentive Plan

               99.1*          Press Release dated September 6, 2005.

     *    Previously filed on September 6, 2005 on the Initial Form 8-K

(1) In accordance with Item 601(b)(2) of Regulation S-K, certain of the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 7, 2005                 INTERLAND, INC.


                                          By:  /s/ Juan G. Troncoso
                                               ---------------------------------
                                                   Juan G. Troncoso
                                                   Vice President and Chief
                                                   Financial Officer
                                                   (Principal Financial Officer)